Exhibit 99.1

                              [LETTERHEAD OF PDI]

For more information contact:
Stephen P. Cotugno
Executive Vice President-Corporate Development
PDI, Inc.
201.574.8617


     PDI REPORTS REVISED 1st QUARTER 2003 EPS OF $0.05 ON REVENUE OF $67.5M

           Revised EPS of $0.05 versus previously reported $0.02 gives effect to settlement of Auxilium litigation for less than previously estimated reserve

Reiterates guidance for 2003 EPS at $0.48 to $0.53, excluding settlement expense.

Upper Saddle River, New Jersey (Wednesday, May 14, 2003). PDI, Inc. (Nasdaq:PDII) a commercial sales and marketing provider to the biopharmaceutical and medical devices and diagnostics industries, today announced its final first quarter 2003 financial results. These results give effect to the settlement with Auxilium Pharmaceuticals, Inc. and related expenses, totaling $2.1 million, an amount less than the $3.0 million previously estimated by the Company.

Net total revenue for the quarter ended March 31, 2003 was $67.5 million, 8.6% lower than net total revenue of $73.9 million for the quarter ended March 31, 2002. Operating income for the quarter ended March 31, 2003 was $1.1 million, compared to an operating loss of $4.5 million for the quarter ended March 31, 2002. Net income for the quarter ended March 31, 2003 was $253778,000 compared to a net loss of $2.3 million for the quarter ended March 31, 2002. Diluted net income per share was $0.05 for the quarter ended March 31, 2003 compared to a net loss per share of $0.16 for the quarter ended March 31, 2002.

                                        Quarter ended
                                       March 31, 2003
                             (in thousands except per share data)
                             ------------------------------------
                                                  **Excluding
                                                  Litigation
                               As Reported          Reserve
                               -----------        ----------
Net Revenue                      $67,545            $67,545
Operating income                   1,065              1,065
Special items:
Litigation settlement                                 2,100
Operating income                   1,065              3,165
Net income                       $   778            $ 2,002
Net income per share             $  0.05            $  0.14

      ** Adjusted amounts are not in accordance with GAAP, but are presented for analytical purposes.

About PDI

PDI is an innovative commercial sales and marketing provider to the biopharmaceutical and medical devices & diagnostics industries. Its three business units offer service and product-based capabilities for companies seeking to maximize profitable brand sales growth. The three units include the PDI Pharmaceutical Products Group, the PDI Sales and Marketing Services Group and the PDI Medical Devices and Diagnostics Group.

For more information, visit the Company's website at www.pdi-inc.com.

This press release contains forward-looking statements regarding the timing and financial impact of the Company's ability to implement its business plan, expected revenues, earnings per share and success during 2003. These statements involve a number of risks and uncertainties and are based on assumptions involving judgments with respect to future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond PDI's control. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are general economic conditions, changes in our operating expenses, adverse patent, FDA or legal developments, competitive pressures, changes in customer and market requirements and standards, and the risk factors detailed from time to time in PDI's periodic filings with the Securities and Exchange Commission, including without limitation PDI's Annual Report on Form 10-K for the year ended December 31, 2002. The forward looking-statements in this press release are based upon management's reasonable belief as of the date hereof. PDI disclaims any obligation to update these statements.


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

                                    PDI, INC.
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)
                                   (unaudited)

                                                                                   March 31,    December 31,
                                                                                    2003           2002
                                                                                  ---------      ---------
                           ASSETS
Current assets:
   Cash and cash equivalents ................................................     $  64,255      $  66,827
   Short-term investments ...................................................         4,094          5,834
   Inventory, net ...........................................................           964            646
   Accounts receivable, net of allowance for doubtful accounts of
     $798 and $1,063 as of March 31, 2003 and December 31, 2002,
     respectively ...........................................................        34,887         40,729
   Unbilled costs and accrued profits on contracts in progress ..............         9,472          3,360
   Deferred training ........................................................         2,168          1,106
   Prepaid income tax .......................................................        16,204         18,856
   Other current assets .....................................................         5,960          4,804
   Deferred tax asset .......................................................         7,420          7,420
                                                                                  ---------      ---------
Total current assets ........................................................       145,424        149,582

Net property and equipment ..................................................        17,266         18,295
Deferred tax asset ..........................................................         7,820          7,820
Goodwill ....................................................................        11,132         11,132
Other intangible assets .....................................................         2,108          2,261
Other long-term assets ......................................................         1,749          1,849
                                                                                  ---------      ---------
Total assets ................................................................     $ 185,499      $ 190,939
                                                                                  =========      =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable .........................................................     $   5,011      $   5,374
   Accrued returns, rebates and sales discounts .............................        16,186         16,500
   Accrued incentives .......................................................         9,936         11,758
   Accrued salaries and wages ...............................................         7,191          6,617
   Unearned contract revenue ................................................         8,164          9,473
   Restructuring accruals ...................................................         1,851          4,699
   Other accrued expenses ...................................................        13,029         13,307
                                                                                  ---------      ---------
Total current liabilities ...................................................        61,368         67,728
Total long-term liabilities .................................................            --             --
                                                                                  ---------      ---------
Total liabilities ...........................................................     $  61,368      $  67,728
                                                                                  ---------      ---------

Stockholders' equity:
   Common stock, $.01 par value, 100,000,000 shares authorized: shares issued and outstanding, March 31, 2003 and - 14,165,880, December 31, 2002 -
     14,165,880; 44,325 restricted shares issued and outstanding at March 31,
     2003 and December 31, 2002 .............................................     $     142      $     142
   Preferred stock, $.01 par value, 5,000,000 shares authorized, no
     shares issued and outstanding ..........................................            --             --
Additional paid-in capital (includes restricted of $1,547 at
     March 31, 2003 and December 31, 2002) ..................................       106,673        106,673
Retained earnings ...........................................................        18,025         17,247
Accumulated other comprehensive loss ........................................           (69)          (100)
Unamortized compensation costs ..............................................          (530)          (641)
Treasury stock, at cost: 5,000 shares .......................................          (110)          (110)
                                                                                  ---------      ---------
Total stockholders' equity ..................................................     $ 124,131      $ 123,211
                                                                                  ---------      ---------
Total liabilities & stockholders' equity ....................................     $ 185,499      $ 190,939
                                                                                  =========      =========


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

                                    PDI, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)

                                                             Three Months Ended March 31,
                                                             ----------------------------
                                                                  2003          2002
                                                                --------      --------
Revenue
   Service, net ...........................................     $67,511$        68,160
   Product, net ...........................................           34         5,723
                                                                --------      --------
     Total revenue, net ...................................       67,545        73,883
                                                                --------      --------
Cost of goods and services
   Program expenses (including related party amounts of
    $73 and $97 for the periods ended
    March 31, 2003 and 2002, respectively) ................       49,881        67,277
   Cost of goods sold .....................................           62            --
                                                                --------      --------
     Total cost of goods and services .....................       49,943        67,277
                                                                --------      --------

Gross profit ..............................................       17,602         6,606

Operating expenses
   Compensation expense ...................................        8,874         7,759
   Other selling, general and administrative expenses .....        5,833         3,325
   Restructuring and other related expenses ...............         (270)           --
   Litigation settlement ..................................        2,100            --
                                                                --------      --------
     Total operating expenses .............................       16,537        11,084
                                                                --------      --------
Operating income (loss) ...................................        1,065        (4,478)
Other income, net .........................................          269           889
                                                                --------      --------
Income (loss) before provision for taxes ..................        1,334        (3,589)
Provision (benefit) for income taxes ......................          556        (1,322)
                                                                --------      --------
Net income (loss) .........................................     $    778      $ (2,267)
                                                                ========      ========

Basic net income (loss) per share .........................     $   0.05      $  (0.16)
                                                                ========      ========
Diluted net income (loss) per share .......................     $   0.05      $  (0.16)
                                                                ========      ========
Basic weighted average number of shares outstanding .......       14,166        13,969
                                                                ========      ========
Diluted weighted average number of shares outstanding .....       14,237        13,969
                                                                ========      ========


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